SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 4, 2007 (August 28, 2007)

VIRTUALSCOPICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
000-52018	04-3007151
(Commission File Number)	(IRS Employer Identification No.)

350 Linden Oaks, Rochester, New York	14625
(Address of Principal Executive Offices)	(Zip Code)

(585) 249-6231
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

(a) On August 28, 2007, the Company’s Board of Directors approved an amendment to its Amended and Restated By-Laws to delete in its entirety Article II, Section 2.9 of the By-Laws. This section addressed the use of unanimous written consents of stockholders in order to dispense with a meeting and vote of stockholders whenever the vote of those stockholders at a meeting is required or permitted in connection with any corporate action by any provisions of the statutes, the Certificate of Incorporation or of the By-Laws.

Section 9

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.9	Deleted Article II, Section 2.9 of the By-Laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALSCOPICS, INC.

Date: September 4, 2007	By:	/s/ Molly Henderson
Molly Henderson
Title Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.9	Deleted Article II, Section 2.9 of the By-Laws